UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 29, 2015

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On April 29, 2015, Level 3 Communications, Inc. (“Level 3”) issued a press release relating to, among other things, first quarter 2015 financial results, including certain full year 2015 financial projections. This press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference as if set forth in full. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Form 8-K. This information is not filed but is furnished to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K.

Some statements made in Exhibit 99.1 are forward-looking in nature and are based on management’s current expectations or beliefs. These forward-looking statements are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside Level 3’s control, which could cause actual events to differ materially from those expressed or implied by the statements. Important factors that could prevent Level 3 from achieving its stated goals include, but are not limited to, the company’s ability to: successfully integrate the tw telecom acquisition; manage risks associated with continued uncertainty in the global economy; increase revenue from its services to realize its targets for financial and operating performance; maintain and increase traffic on its network; develop and maintain effective business support systems; manage system and network failures or disruptions; avert the breach of its network and computer system security measures; develop new services that meet customer demands and generate acceptable margins; manage the future expansion or adaptation of its network to remain competitive; defend intellectual property and proprietary rights; manage continued or accelerated decreases in market pricing for communications services; obtain capacity for its network from other providers and interconnect its network with other networks on favorable terms; attract and retain qualified management and other personnel; successfully integrate future acquisitions; effectively manage political, legal, regulatory, foreign currency and other risks it is exposed to due to its substantial international operations; mitigate its exposure to contingent liabilities; and meet all of the terms and conditions of its debt obligations. Additional information concerning these and other important factors can be found within Level 3’s filings with the Securities and Exchange Commission. Statements in Exhibit 99.1 should be evaluated in light of these important factors. Level 3 is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise.

Level 3 also provided the following supplemental financial information.  The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Form 8-K. This information is not filed but is furnished to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K.

Level 3 Communications (as reported)

	1Q14 (1)	2Q14 (1)	3Q14 (1)	4Q14 (2)	1Q15 (2)	1Q15/ 1Q14 %Change	1Q15/ 4Q14 %Change	1Q15 % CNS

CNS Revenue ($ in millions)
North America	$1,043	$1,051	$1,063	$1,368	$1,535	47.2%	12.2%	79%
Wholesale	$368	$367	$368	$419	$438	19.0%	4.5%	22%
Enterprise	$675	$684	$695	$949	$1,097	62.5%	15.6%	57%

EMEA	$225	$229	$219	$218	$207	(8.0)%	(5.0)%	11%
Wholesale	$87	$86	$80	$75	$69	(20.7)%	(8.0)%	4%
Enterprise	$110	$112	$111	$115	$111	0.9%	(3.5)%	6%
UK Government	$28	$31	$28	$28	$27	(3.6)%	(3.6)%	1%

Latin America	$189	$199	$200	$191	$185	(2.1)%	(3.1)%	10%
Wholesale	$40	$42	$42	$41	$40	—%	(2.4)%	2%
Enterprise	$149	$157	$158	$150	$145	(2.7)%	(3.3)%	8%

Total	$1,457	$1,479	$1,482	$1,777	$1,927	32.3%	8.4%	100%
Wholesale	$495	$495	$490	$535	$547	10.5%	2.2%	28%
Enterprise (3)	$962	$984	$992	$1,242	$1,380	43.5%	11.1%	72%

Total CNS	$1,457	$1,479	$1,482	$1,777	$1,927	32.3%	8.4%
Wholesale Voice Services and Other Revenue	152	146	147	137	126	(17.1)%	(8.0)%
Total Revenue	$1,609	$1,625	$1,629	$1,914	$2,053	27.6%	7.3%

(1) Represents standalone Level 3 results prior to the acquisition of tw telecom.

(2) Represents the results of the consolidated company after the acquisition of tw telecom.

(3) Includes EMEA UK Government revenue

Level 3 Communications (Pro Forma)

	1Q14 (1)(3)	2Q14 (1)(3)	3Q14 (1)(3)	4Q14 (1)(3)	1Q15 (as reported)	1Q15 / 1Q14 % Change Constant Currency	1Q15 % CNS

CNS Revenue ($ in millions)
North America	$1,436	$1,455	$1,471	$1,505	$1,535	7.0%	79%
Wholesale	$427	$426	$428	$425	$438	2.7%	22%
Enterprise	$1,009	$1,029	$1,043	$1,080	$1,097	8.8%	57%

EMEA	$228	$231	$222	$221	$207	-0.8%	11%
Wholesale	$86	$85	$80	$75	$69	-11.1%	4%
Enterprise	$114	$115	$114	$118	$111	5.7%	6%
UK Government	$28	$31	$28	$28	$27	4.5%	1%

Latin America	$190	$200	$201	$192	$185	6.2%	10%
Wholesale	$40	$42	$41	$41	$40	7.4%	2%
Enterprise	$150	$158	$160	$151	$145	5.8%	8%

Total	$1,854	$1,886	$1,894	$1,918	$1,927	6.0%	100%
Wholesale	$553	$553	$549	$541	$547	0.9%	28%
Enterprise (2)	$1,301	$1,333	$1,345	$1,377	$1,380	8.1%	72%

Total CNS	$1,854	$1,886	$1,894	$1,918	$1,927	6.0%
Wholesale Voice Services and Other Revenue	149	144	144	134	126	-15.7%
Total Revenue	$2,003	$2,030	$2,038	$2,052	$2,053	4.3%

(1) First four quarters of 2014 Pro Forma Combined Company results reflect a full three months of both Level 3’s and tw telecom’s results

(2) Includes EMEA UK Government revenue

(3) The 2014 quarterly results have been adjusted to reflect changes made to customer assignments between the wholesale and enterprise channels as of the beginning of 2015.

Level 3 Communications (as reported)

($ in millions at actual rates)

Core Network Services Revenue	1Q14 (1)	2Q14 (1)	3Q14 (1)	4Q14 (2)	1Q15 (2)	1Q15/ 1Q14 %Change	1Q15/ 4Q14 %Change	1Q15 % CNS
Colocation and Datacenter Services	$145	$146	$147	$152	$154	6.2%	1.3%	8%
Transport and Fiber	502	508	511	$566	$588	17.1%	3.9%	30%
IP and Data Services	573	588	590	$779	$881	53.8%	13.1%	46%
Voice Services (Local and Enterprise)	237	237	234	$280	$304	28.3%	8.6%	16%
Total Core Network Services	$1,457	$1,479	$1,482	$1,777	$1,927	32.3%	8.4%	100%
Wholesale Voice Services and Other	152	146	147	$137	$126	(17.1)%	(8.0)%
Total Revenue	$1,609	$1,625	$1,629	$1,914	$2,053	27.6%	7.3%

(1) Represents standalone Level 3 results prior to the acquisition of tw telecom.

(2) Represents the results of the consolidated company after the acquisition of tw telecom.

Level 3 Communications (Pro Forma)

($ in millions at actual rates)

Core Network Services Revenue	1Q14 (1)	2Q14 (1)	3Q14 (1)	4Q14 (1)	1Q15 (as reported)	1Q15 % CNS
Colocation and Datacenter Services	$156	$157	$158	$154	$154	8%
Transport and Fiber	568	574	575	588	588	30%
IP and Data Services	825	849	859	872	881	46%
Voice Services (Local and Enterprise)	305	306	302	304	304	16%
Total Core Network Services	$1,854	$1,886	$1,894	$1,918	$1,927	100%
Wholesale Voice Services and Other	149	144	144	134	126
Total Revenue	$2,003	$2,030	$2,038	$2,052	$2,053

(1) First four quarters of 2014 Pro Forma Combined Company results reflect a full three months of both Level 3’s and tw telecom’s results.

2Q14 Pro Forma Combined Company Results

($ in millions)

	Historical Level 3	Historical tw telecom as adjusted*	Intercompany Eliminations	Pro Forma Adjustments (1)	Total
Core Network Services (CNS) Revenue
North America	$1,051	$420	$(15)	$(1)	$1,455
Wholesale	$367	$90	$(15)	$(16)	$426
Enterprise	$684	$330	$—	$15	$1,029

EMEA	$229	$—	$—	$2	$231
Wholesale	$86	$—	$—	$(1)	$85
Enterprise	$143	$—	$—	$3	$146

Latin America	$199	$—	$—	$1	$200
Wholesale	$42	$—	$—	$—	$42
Enterprise	$157	$—	$—	$1	$158

Total CNS Revenue	$1,479	$420	$(15)	$2	$1,886
Wholesale Voice Services and Other	146	—	—	(2)	144
Total Revenue	$1,625	$420	$(15)	$—	$2,030

Network Access Costs	(613)	(123)	12	—	(724)
Network Related Expenses	(302)	(61)	2	—	(361)
Selling, General and Administrative Expenses	(267)	(105)	—	—	(372)
Add back: Non-Cash Compensation Expenses	16	8	—	—	24
Add back: Non-Cash Impairment	—	—	—	—	—
Adjusted EBITDA Including Acquisition-Related Expenses	$459	$139	$(1)	$—	$597

Transaction Costs	$4	$4	$—	$—	$8
Integration Costs	—	—	—	—	—
Total Acquisition Related Costs	$4	$4	$—	$—	$8

Adjusted EBITDA Excluding Acquisition-Related Expenses	$463	$143	$(1)	$—	$605

Capital Expenditures	$241	$91	$—	$—	$332
		—
Colocation and Datacenter Services	$146	$12	$(1)	$—	$157
Transport and Fiber	508	76	(12)	2	574
IP and Data Services	588	263	(2)	—	849
Voice Services (Local and Enterprise)	237	69	—	—	306
Total Core Network Services	$1,479	$420	$(15)	$2	$1,886
Wholesale Voice Services and Other	146	—	—	(2)	144
Total Revenue	$1,625	$420	$(15)	$—	$2,030

* Certain reclassifications have been made to the historical presentation of tw telecom’s historical results to conform to the presentation used by Level 3, primarily related to network access costs, network related expenses, depreciation and amortization and selling, general and administrative expenses.

(1) The 2014 quarterly results have been adjusted to reflect changes made to customer assignments between the wholesale and enterprise channels as of the beginning of 2015.

3Q14 Pro Forma Combined Company Results

($ in millions)

	Historical Level 3	Historical tw telecom as adjusted*	Intercompany Eliminations	Pro Forma Adjustments (1)	Total
Core Network Services (CNS) Revenue
North America	$1,063	$424	$(14)	$(2)	$1,471
Wholesale	$368	$88	$(14)	$(14)	$428
Enterprise	$695	$336	$—	$12	$1,043

EMEA	$219	$—	$—	$3	$222
Wholesale	$80	$—	$—	$—	$80
Enterprise	$139	$—	$—	$3	$142

Latin America	$200	$—	$—	$1	$201
Wholesale	$42	$—	$—	$(1)	$41
Enterprise	$158	$—	$—	$2	$160

Total CNS Revenue	$1,482	$424	$(14)	$2	$1,894
Wholesale Voice Services and Other	147	—	—	(3)	144
Total Revenue	$1,629	$424	$(14)	$(1)	$2,038

Network Access Costs	(607)	(122)	12	—	(717)
Network Related Expenses	(307)	(65)	3	—	(369)
Selling, General and Administrative Expenses	(266)	(106)	—	—	(372)
Add back: Non-Cash Compensation Expenses	22	10	—	—	32
Add back: Non-Cash Impairment	—	—	—	—	—
Adjusted EBITDA Including Acquisition-Related Expenses	$471	$141	$1	$(1)	$612

Transaction Costs	$3	$1	$—	$—	$4
Integration Costs	4	—	—	—	4
Total Acquisition Related Costs	$7	$1	$—	$—	$8

Adjusted EBITDA Excluding Acquisition-Related Expenses	$478	$142	$1	$(1)	$620

Capital Expenditures	$204	$98	$—	$—	$302
		—
Colocation and Datacenter Services	$147	$12	$(1)	$—	$158
Transport and Fiber	511	74	(12)	2	575
IP and Data Services	590	271	(1)	(1)	859
Voice Services (Local and Enterprise)	234	67	—	1	302
Total Core Network Services	$1,482	$424	$(14)	$2	$1,894
Wholesale Voice Services and Other	147	—	—	(3)	144
Total Revenue	$1,629	$424	$(14)	$(1)	$2,038

* Certain reclassifications have been made to the historical presentation of tw telecom’s historical results to conform to the presentation used by Level 3, primarily related to network access costs, network related expenses, depreciation and amortization and selling, general and administrative expenses.

(1) The 2014 quarterly results have been adjusted to reflect acquisition accounting adjustments and changes made to customer assignments between the wholesale and enterprise channels as of the beginning of 2015.

4Q14 Pro Forma Combined Company Results

($ in millions)

	Legacy Level 3	Add: Nov and Dec Intercompany Transactions	Standalone Level 3	Standalone tw*	Intercompany Eliminations	Pro Forma Adjustments (1)	Total
Core Network Services (CNS) Revenue
North America	$1,083	$5	$1,088	$433	$(15)	$(1)	$1,505
Wholesale	$359	$5	$364	$94	$(15)	$(18)	$425
Enterprise	$724	$—	$724	$339	$—	$17	$1,080

EMEA	$218	$—	$218	$—	$—	$3	$221
Wholesale	$75	$—	$75	$—	$—	$—	$75
Enterprise	$143	$—	$143	$—	$—	$3	$146

Latin America	$191	$—	$191	$—	$—	$1	$192
Wholesale	$41	$—	$41	$—	$—	$—	$41
Enterprise	$150	$—	$150	$—	$—	$1	$151

Total CNS Revenue	$1,492	$5	$1,497	$433	$(15)	$3	$1,918
Wholesale Voice Services and Other	137	—	137	—	—	(3)	134
Total Revenue	$1,629	$5	$1,634	$433	$(15)	$—	$2,052

Network Access Costs	(616)	(4)	(620)	(123)	11	—	(732)
Network Related Expenses	(303)	(1)	(304)	(77)	3	—	(378)
Selling, General and Administrative Expenses	(333)	—	(333)	(234)	—	—	(567)
Add back: Non-Cash Compensation Expenses	24	—	24	69	—	—	93
Add back: Non-Cash Impairment	1	—	1	—	—	—	1
Adjusted EBITDA Including Acquisition-Related Expenses	$402	$—	$402	$68	$(1)	$—	$469

Transaction Costs	$15	$—	$15	$85	$—	$—	$100
Integration Costs	53	—	53	3	—	—	56
Total Acquisition Related Costs	$68	$—	$68	$88	$—	$—	$156

Adjusted EBITDA Excluding Acquisition-Related Expenses	$470	$—	$470	$156	$(1)	$—	$625

Capital Expenditures	$239	$—	$239	$107	$—	$—	$346

Colocation and Datacenter Services	$142	$—	$142	$14	$(1)	$(1)	$154
Transport and Fiber	521	4	525	72	(12)	3	588
IP and Data Services	594	1	595	280	(2)	(1)	872
Voice Services (Local and Enterprise)	235	—	235	67	—	2	304
Total Core Network Services	$1,492	$5	$1,497	$433	$(15)	$3	$1,918
Wholesale Voice Services and Other	137	—	137	—	—	(3)	134
Total Revenue	$1,629	$5	$1,634	$433	$(15)	$—	$2,052

* Certain reclassifications have been made to the historical presentation of tw telecom’s historical results to conform to the presentation used by Level 3, primarily related to network access costs, network related expenses, depreciation and amortization and selling, general and administrative expenses.

(1) The 2014 quarterly results have been adjusted to reflect changes made to customer assignments between the wholesale and enterprise channels as of the beginning of 2015.

Item 9.01. Financial Statements and Exhibits

(a)                             Financial Statements of Business Acquired

None

(b)                            Pro Forma Financial Information

None

(c)                             Shell Company Transactions

None

(d)                            Exhibits

99.1	Press Release dated April 29, 2015, relating to, among other things, first quarter 2015 financial results, including certain full year 2015 financial projections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

By:	/s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

Date:  April 29, 2015

Exhibit Index

Exhibit	Description

99.1	Press Release dated April 29, 2015.